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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   __________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 25, 2006


                            AMERADA HESS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                No. 1-1204            No. 13-4921002
       (State or Other            (Commission            (IRS Employer
       Jurisdiction of            File Number)         Identification No.)
        Incorporation)


                           1185 Avenue of the Americas
                            New York, New York 10036
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (212) 997-8500
                                                           --------------

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

     On January 25, 2006, Amerada Hess Corporation issued a news release reporting its results for the fourth quarter of 2005. A copy of this news release is attached hereto as Exhibit 99(1) and is hereby incorporated by reference.


Item 7.01.  Regulation FD Disclosure.

     Furnished hereunder are the prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer of Amerada Hess Corporation at a public conference call held on January 25, 2006. Copies of these remarks are attached as Exhibit 99(2) and are incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

(c)   Exhibits

      99(1) News release dated January 25, 2006 reporting results for the fourth quarter of 2005.
      99(2) Prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2006

                                               AMERADA HESS CORPORATION


                                               By:   /s/ John P. Rielly
                                                     ---------------------------
                                               Name: John P. Rielly
                                               Title: Senior Vice President and
                                                       Chief Financial Officer



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EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

99(1) News release dated January 25, 2006 reporting results for the fourth quarter of 2005.
99(2) Prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer.